PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2018
PROPERTY AND EQUIPMENT
Schedule of property and equipment

	December 31,
	2018	2017
	(In millions)
Computer software and development	$331.9	$300.1
Furniture and equipment	166.4	153.3
Land, buildings and leasehold improvements	128.1	116.1
Construction in progress	22.7	31.4
Total	649.1	600.9
Accumulated depreciation and amortization	(360.9)	(323.0)
Property and equipment, net	$288.2	$277.9